UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2021

THOR Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

THOR Industries, Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”) on December 17, 2021. At the Annual Meeting, there were 48,185,170 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on four proposals: (1) the election of 10 directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (4) the approval of the amendment to the THOR Industries, Inc. 2016 Equity and Incentive Plan.

Proposal #1 – Election of Directors. The shareholders elected 10 nominees as directors to hold office until the 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

Nominees FOR	WITHHELD
01)Andrew Graves	45,001,681	360,672
02)Christina Hennington	45,086,815	275,538
03)Amelia A. Huntington	45,032,460	329,893
04)Laurel Hurd	45,079,934	282,419
05)Wilson Jones	44,734,278	628,075
06)William J. Kelley, Jr.	44,796,984	565,369
07)Christopher Klein	44,981,373	380,980
08)Robert W. Martin	45,005,426	356,927
09)Peter B. Orthwein	44,900,796	461,557
10)James L. Ziemer	44,820,575	541,778

Proposal #2 – Ratification of the appointment of Deloite &Touche LLP as our independent registered public accounting firm for our Fiscal Year 2022.

FOR	AGAINST	ABSTAIN
47,783,360	378,972	22,950

Proposal #3 – Non-binding advisory vote to approve the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN
33,622,678	11,703,973	35,702

Proposal #4 – Approval of the amendment to the THOR Industries, Inc. 2016 Equity and Incentive Plan.

FOR	AGAINST	ABSTAIN
43,448,633	1,868,721	44,999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THOR Industries, Inc

Date	December 17, 2021		/s/ Trevor Gasper
		Name:	Trevor Gasper
		Title:	Vice President General Counsel and Secretary